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                                                                    Exhibit 99.2

                  AMENDMENT NO. 2 TO THE COST SHARING AGREEMENT

         This Amendment No. 2 ("Amendment No. 2") to the Cost Sharing Agreement by and between Sage Insurance Group, Inc. (the "Parent") and Sage Life Assurance of America, Inc. (the "Life Company"), dated as of November 19, 1997 (the "Cost Sharing Agreement"), is entered into as of October 1, 2002.

         WHEREAS, the Parent and the Life Company previously entered into the Cost Sharing Agreement pursuant to which the Parent provides the Life Company with office space, office equipment and related office services;

         WHEREAS, the Parent and the Life Company desire to amend the Cost Sharing Agreement to provide for payment of the amounts estimated to be owed by the Life Company for such office space, office equipment and related office services on a monthly basis;

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained in this Amendment No. 2 and other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, the Parent and the Life Company hereby agree as follows:

         1.       AMENDMENTS TO THE COST SHARING AGREEMENT.

                  1.1 The introductory paragraph of the Cost Sharing Agreement is hereby amended by deleting the words "a wholly owned" from the seventh line thereof and substituting therefor the words "an indirect";

                  1.2 Section 1.02 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the first line thereof and substituting therefor the word "month";

                  1.3 Section 1.04 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the second, fifth, seventh, tenth (in two places) and eleventh lines thereof and substituting therefor the word "month";

                  1.4 Section 2.02 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the first line thereof and substituting therefor the word "month";

                  1.5 Section 2.04 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the second, fifth, seventh, ninth (in two places) and tenth lines thereof and substituting therefor the word "month";

                  1.6 Section 3.02 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the first line thereof and substituting therefor the word "month";

                  1.7 Section 5.08 of the Cost Sharing Agreement is hereby amended by deleting the words "90 days" from the third line thereof and substituting therefor the word "15 days" and by deleting the word "year" from the third line thereof and substituting therefor the word "month".

         2. EFFECTIVE DATE. The Life Company shall file this Amendment No. 2 with the Insurance Commissioner of the State of Delaware, and this Amendment No. 2 shall be of no force and effect until (i) a thirty-day period, or such shorter period as the Insurance Commissioner of the State of Delaware may permit, has elapsed since the date of such filing and (ii) the Insurance Commissioner of the
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State of Delaware has not disapproved this Amendment No. 2 during such period.
Upon so becoming in force and effect, this Amendment No. 2 shall be effective from and after October 1, 2002.

         3. CONFIRMATION OF THE AGREEMENT. Except as amended hereby, the Cost Sharing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 as of the date first above written.

                                   SAGE INSURANCE GROUP, INC.


                                   By: /S/ ROBIN I. MARSDEN
                                       --------------------------------
                                           Robin I Marsden
                                           President and Chief Executive Officer



                                   SAGE LIFE ASSURANCE OF AMERICA, INC.


                                   By: /S/ ROBIN I. MARSDEN
                                       --------------------------------
                                           Robin I. Marsden
                                           President and Chief Executive Officer